26(r)

Powers of Attorney:
Mark Mullin
Blake S. Bostwick
David Schulz
Jason Orlandi
C. Michiel van Katwijk
Eric Martin

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Blake S. Bostwick, a Director and President of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of, or in connection with or in any way related to, the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue hereof.

Separate Account Name	SEC 1940 File Number	Product Name	SEC 1933 File Number
Separate Account VUL 3	811-09715	Transamerica Elite	333-153814
Separate Account VUL 3	811-09715	Transamerica Journey	333-192793

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of April, 2016.

Blake S. Bostwick
Director and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, C. Michiel van Katwijk, a Director, Senior Vice President, Chief Financial Officer and Treasurer of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of, or in connection with or in any way related to, the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue hereof.

Separate Account Name	SEC 1940 File Number	Product Name	SEC 1933 File Number
Separate Account VUL 3	811-09715	Transamerica Elite	333-153814
Separate Account VUL 3	811-09715	Transamerica Journey	333-192793

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of April, 2016.

C. Michiel van Katwijk
Director, Senior Vice President, Chief Financial officer and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Eric J. Martin, Corporate Controller of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of, or in connection with or in any way related to, the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue hereof.

Separate Account Name	SEC 1940 File Number	Product Name	SEC 1933 File Number
Separate Account VUL 3	811-09715	Transamerica Elite	333-153814
Separate Account VUL 3	811-09715	Transamerica Journey	333-192793

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of April, 2016.

Eric J. Martin
Corporate Controller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Mark W. Mullin, Chairman of the Board of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of, or in connection with or in any way related to, the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue hereof.

Separate Account Name	SEC 1940 File Number	Product Name	SEC 1933 File Number
Separate Account VUL 3	811-09715	Transamerica Elite	333-153814
Separate Account VUL 3	811-09715	Transamerica Journey	333-192793

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of April, 2016.

Mark W. Mullin
Chairman of the Board

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jay Orlandi, a Director, Senior Vice President, Secretary and General Counsel of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of, or in connection with or in any way related to, the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue hereof.

Separate Account Name	SEC 1940 File Number	Product Name	SEC 1933 File Number
Separate Account VUL 3	811-09715	Transamerica Elite	333-153814
Separate Account VUL 3	811-09715	Transamerica Journey	333-192793

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of April, 2016.

Jay Orlandi
Director, Senior Vice President, Secretary and General Counsel

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, David Schulz, a Director, Senior Vice President and Chief Tax Officer of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of, or in connection with or in any way related to, the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue hereof.

Separate Account Name	SEC 1940 File Number	Product Name	SEC 1933 File Number
Separate Account VUL 3	811-09715	Transamerica Elite	333-153814
Separate Account VUL 3	811-09715	Transamerica Journey	333-192793

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of March, 2016.

David Schulz
Director, Senior Vice President and Chief Tax Officer